UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2016

HYBRID COATING TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53459	20-3551488
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

950 John Daly blvd, Suite 260, Daly City, CA 94015	94015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 491-3449

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 12, 2016, Hybrid Coating Technologies Inc. (the “Company”), through its wholly owned subsidiary Nanotech Industries International Inc. (“NTI”), and Nanotech Industries Inc. (the “Licensor”) entered into a Eleventh Amendment (“Eleventh Amendment Agreement”) to the Licensing Agreement previously entered into by and between the Parties on July 12, 2010, amended on March 17, 2011, on July 7, 2011, on June 28, 2013, on December 13, 2013, on March 31, 2014, on April 9, 2014, on May 6, 2014 , on August 19, 2014, on September 10, 2014 and on August 15, 2015. The Licensing Agreement was previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on October 18, 2011, the Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K on March 21, 2011, the Second Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K on July 8, 2011, the Third Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on June 28, 2013, the Fourth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on December 13, 2013, the Fifth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 1, 2014, the Sixth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 10, 2014, the Seventh Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on May 6, 2014, the Eighth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 19, 2014, the Ninth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on September 10, 2014 and the Tenth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 14, 2015. The Eleventh Amendment to the Licensing Agreement is intended to modify the Licensing Agreement as follows and no other changes are being made by means of this filing:

1.

Pursuant to the terms of the Eleventh Amendment Agreement, NTI granted the Company an extension on the Extended Exclusivity Period (as defined in the Licensing Agreement), which has been extended to December 31, 2020 (“2020 Extended Exclusivity Period”).

2.	In consideration for the 2020 Extended Exclusivity Period, NTI shall pay the following consideration to the Licensor (“Consideration”):

a.	Issue 2,240,000 shares of Series B Preferred Stock (“Series B Preferred Shares”), to be issued at the time of execution of this Eleventh Amendment Agreement (“Share Issuance Deadline”).

b.

Issue purchase warrants to purchase 31,300,000 shares of Series B Preferred Stock (“90- Day Warrants”), to be issued 90 days following the execution of this Agreement (“90- Day Deadline“). The 90-Day Warrants shall be exercisable at any time from the date of issuance at a price per share equal to the par value of the Series B Preferred Stock and shall expire ten years from the date of issuance.

c.

Issue purchase warrants to purchase 126,000,000 shares of Series B Preferred Stock (“12- Month Warrants”), to be issued 12 months following the execution of this Agreement (“12-Month Deadline”). The 12-Month Warrants shall be exercisable at any time from the date of issuance at a price per share equal to the par value of the Series B Preferred Stock and shall expire ten years from the date of issuance.

(The “90-Day Warrants” and the 12-Month Warrants” collectively referred to as the “Warrants”).

d.

Pay the Licensor an amount equal to US $1,500,000 (one million five hundred thousand USD) (“One Time Fee”), to be paid within 12 (twelve) months of the execution of this Eleventh Amendment Agreement (“Fee Deadline”).

3.

Should NTI not meet any of: (i) the Share Issuance Deadline; or (ii) the 90-Day Deadline; or (iii) the 12- Month Deadline; or (iv) the Fee Deadline (individually referred to as “Unmet Deadline”) and should such Unmet Deadline not be extended by the Parties, Section 3 (ii) of the Licensing Agreement shall take immediate effect at the time of such Unmet Deadline, upon a written notice by the Licensor to NTI.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description

10.1	Eleventh Amendment to the Licensing Agreement, dated February 12, 2016

10.2	Licensing Agreement, dated July 12, 2010 (1)

10.3	Amendment to the Licensing Agreement, dated March 17, 2011 (2)

10.4	Second Amendment to the Licensing Agreement, dated July 7, 2011 (3)

10.5	Third Amendment to the Licensing Agreement, dated June 28, 2013 (4)

10.6	Fourth Amendment to the Licensing Agreement, dated December 13, 2014 (5)

10.7	Fifth Amendment to the Licensing Agreement, dated March 31 , 2014 (6)

10.8	Sixth Amendment to the Licensing Agreement, dated April 9 , 2014 (7)

10.9	Seventh Amendment to the Licensing Agreement, dated May 6 , 2014 (8)

10.10	Eighth Amendment to the Licensing Agreement, dated August 19 , 2014 (9)

10.11	Ninth Amendment to the Licensing Agreement, dated September 10, 2014 (10)

10.12	Tenth Amendment to the Licensing Agreement, dated August 10, 2015 (11)

Note

(1)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on October 18, 2011.
(2)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on March 21, 2011.

(3)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on July 8, 2011.
(4) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on June 28, 2013.
(5) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on December 13, 2013.
(6) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 1, 2014.
(7) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 10, 2014.
(8) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on May 6, 2014.
(9) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 19, 2014
(10) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on September 10, 2014
(11) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 14, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2016	HYBRID COATING TECHNOLOGIES INC.

By: /s/Joseph Kristul
Joseph Kristul
President and Chief Executive Officer